Exhibit 1.1

[             ] Ordinary Shares

INCREDIMAIL LTD.

UNDERWRITING AGREEMENT

[             ], 2006

MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174
As Representative of the Underwriters
named on Schedule A hereto

Ladies and Gentlemen:

IncrediMail Ltd., a company organized and existing under the laws of Israel (the “Company”), confirms its agreement, subject to the terms and conditions set forth herein, with each of the underwriters listed on Schedule A hereto (collectively, the “Underwriters”), for whom Maxim Group LLC is acting as representative (in such capacity, the “Representative”), to sell and issue to the Underwriters an aggregate of [             ] of its ordinary shares (the “Firm Shares”), par value NIS 0.01 per share (the “Ordinary Shares”).

In addition, the shareholders of the Company listed on Schedule B hereto (the “Selling Shareholders”) hereby grant to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, an option to purchase an aggregate additional amount of [             ] Ordinary Shares (the “Additional Shares”). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the “Shares.” The Shares are more fully described in the Registration Statement and Prospectus referred to below. The offering and sale of the Shares contemplated by this underwriting agreement (this “Agreement”) is referred to herein as the “Offering.”

1. Representations and Warranties of the Company. The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Additional Closing Date:

Maxim Group LLC
[             ], 2006

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1 (Registration No. 333-129276), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Shares which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional Ordinary Shares (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the “Rules and Regulations”), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering that differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits filed therewith pursuant to the Rules and Regulations on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

Maxim Group LLC
[             ], 2006

(b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, and at the Closing Date and the Additional Closing Date (as hereinafter respectively defined), if any, the Registration Statement and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations (as the case may be), and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations. The documents, exhibits or other materials filed with the Registration Statement, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations, and, when read together with the other information in the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. No representation and warranty is made in this Section 1(b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of: (y) any Underwriter through the Representative specifically for use therein (it being acknowledged and agreed by the parties that such information provided by or on behalf of any Underwriter consists solely of the subsections of the “Underwriting” section of the Prospectus captioned “Nature of the Underwriting Commitment,”“Pricing of Securities,”“Stabilization” and “Regulatory Restrictions on Purchase of Ordinary Shares”) and (z) any Selling Shareholder.

(c) The Company has filed with the Commission a Form 8-A (File Number 000-51694 (the “Form 8-A”) providing for the registration under the Securities Exchange Act of 1934, as amended (together with the Rules and Regulations promulgated thereunder, the “Exchange Act”), of the Ordinary Shares. The Form 8-A has been declared effective by the Commission and such effectiveness remains as of the date hereof.

(d) Kost, Forer, Gabbay & Kasierer, a member firm of Ernst & Young Global (“KFGK”), whose reports relating to the Company are included in the Registration Statement, are independent registered public accountants as required by the Securities Act, the Rules and Regulations and the Public Company Accounting Oversight Board (the “PCAOB”), including the rules and regulations promulgated by the PCAOB. KFGK is duly registered and in good standing with the PCAOB. KFGK has not, during the periods covered by the financial statements included in the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(e) The Company has no subsidiaries within the meaning of Rule 405 under the Securities Act and the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, limited liability company, joint venture or other foreign or domestic business entity.

Maxim Group LLC
[             ], 2006

(f) Subsequent to the respective dates as of which information is presented in the Registration Statement and the Prospectus, and except as disclosed in the Registration Statement and the Prospectus: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock and (ii) there has been no material adverse change (or, to the knowledge of the Company, any development that has a high probability of involving a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise, including financial reserves or accruals), results of operations, shareholders’ equity, properties or prospects (as such prospects are described in the Prospectus) of the Company; (B) the long-term debt or capital stock of the Company; or (C) the Offering or consummation of any of the other agreements, covenants or commitments of the Company contemplated by this Agreement or disclosed in the Registration Statement or the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, the Company has not incurred or undertaken any liability or obligation, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, that is material to the Company, except for liabilities, obligations and transactions that are disclosed in the Registration Statement and the Prospectus.

(g) As of the dates indicated in the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company were: (i) as set forth in the Prospectus in the column headed “Actual” under the section thereof captioned “Capitalization” and (ii) after giving effect to the Offering and the other transactions contemplated by this Agreement and after the conversion of all of the Company’s preferred shares into Ordinary Shares as described in the Prospectus, will be as set forth in the column headed “As Adjusted” in the section of the Prospectus captioned “Capitalization”.

(h) All of the issued and outstanding shares of capital stock of the Company (including, without limitation, all Additional Shares that may be sold by the Selling Shareholders hereunder and all Relevant Securities) and all Ordinary Shares issuable upon conversion, exercise or exchange of any Relevant Securities in accordance with the terms thereof, are, or will be, as the case may be: (i) fully paid and non-assessable and (ii) have been duly and validly authorized and issued, in compliance with the Israeli Companies Law-1999, as amended and corresponding rules thereunder (the “Companies Law”), and all applicable state, federal, Israeli and other foreign securities laws, rules and regulations and not in violation of or subject to any preemptive or similar right that does or will entitle any foreign or domestic individual, corporation, trust, partnership, joint venture, limited liability company or other entity (each, a “Person”), upon the issuance or sale of any security, to acquire from the Company any Relevant Security, except for such rights as may have been fully terminated, satisfied or waived prior to the effectiveness of the Registration Statement, the full and complete evidence of such termination, satisfaction or waiver has been provided to the Representative. As used herein, the term “Relevant Security” means any Ordinary Shares or other security of the Company (including any preferred shares) that are convertible into, or exercisable or exchangeable for Ordinary Shares or equity securities, or that holds the right to acquire any Ordinary Shares or equity securities of the Company or any other such Relevant Security.

Maxim Group LLC
[             ], 2006

(i) The Shares to be issued and sold by the Company as contemplated by this Agreement have been duly and validly authorized. When issued, delivered and paid for in accordance with this Agreement and as described in the Prospectus on each of the Closing Date and the Additional Closing Date, as applicable, all such Shares will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with the Companies Law and all applicable state, federal, Israeli and other foreign securities laws, rules and regulations and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any Person to acquire any Relevant Security from the Company upon issuance or sale of Shares in the Offering, except for such rights as may have been fully terminated, satisfied or waived prior to the effectiveness of the Registration Statement, the full and complete evidence of such termination, satisfaction or waiver having been previously provided to the Representative.

(j) The Ordinary Shares and the rights of the holders thereof under the Companies Law or otherwise conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

(k) Except as disclosed in the Registration Statement and the Prospectus, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Ordinary Shares or any Relevant Security.

(l) The Company has been duly incorporated and validly exists as a corporation under the Companies Law and other applicable laws of the State of Israel. The Company has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its respective properties. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects (as such prospects are described in the Prospectus) of the Company, (ii) the long-term debt or capital stock of the Company or (iii) the Offering or consummation of any of the other agreements, covenants or commitments of the Company contemplated by this Agreement or disclosed in the Registration Statement or the Prospectus (any such effect being a “Material Adverse Effect”).

(m) The Company is not: (i) in violation of its memorandum of association or articles of association, (ii) in breach of, or default under, and no event has occurred that, with notice or lapse of time or both, would constitute a breach or default under, or result in the creation or imposition of any lien, charge, pledge, option, right, security interest or other encumbrance (“Lien”) upon any of its property or assets pursuant to, any indenture, mortgage, lease, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except: (A) in the case of clause (ii) above, for any Lien disclosed in the Registration Statement and the Prospectus and (B) in the case of clauses (ii) and (iii) above, for those defaults or Liens that, either individually or in the aggregate, would not have a Material Adverse Effect.

Maxim Group LLC
[             ], 2006

(n) The Company has full right, power and authority to execute and deliver this Agreement and the Representative’s Purchase Option (as hereinafter defined), to perform its obligations hereunder and thereunder and to consummate each of the transactions contemplated by this Agreement. The Company has duly and validly authorized this Agreement and the Representative’s Purchase Option and each of the transactions contemplated by this Agreement and the Representative’s Purchase Option. All corporate action required by the laws of the State of Israel and the articles of association of the Company to be taken by the Company for the due and proper authorization and issuance of the Firm Shares and the offering, sale and delivery of the Firm Shares, has been validly and sufficiently taken. This Agreement and the Representative’s Purchase Option has been or will be duly and validly executed and delivered by the Company and constitutes or will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(o) The Representative’s Purchase Option, when delivered at the Closing, will conform to the description thereof in the Registration Statement and in the Prospectus. The Ordinary Shares issuable upon exercise of the Representative’s Purchase Option have been duly authorized and reserved for issuance upon exercise of the Representative’s Purchase Option by all necessary corporate action on the part of the Company and, when issued and delivered and paid for upon such exercise in accordance with the terms of the Representative’s Purchase Option, will be validly issued, fully paid, nonassessable and free of preemptive rights and will conform to the description thereof in the Prospectus.

(p) The execution, delivery, and performance of this Agreement and the Representative’s Purchase Option and consummation of the transactions contemplated by this Agreement and the Representative’s Purchase Option do not and, to the knowledge of the Company, will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company is a party or by which the Company or its properties, operations or assets may be bound or (ii) violate or conflict with any provision of the memorandum of association, articles of association, or other organizational documents of the Company, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign except, in the case of clauses (ii) and (iii) above, for those violations or conflicts that, either individually or in the aggregate, would not have a Material Adverse Effect.

Maxim Group LLC
[             ], 2006

(q) The Company has all consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as disclosed or described in the Registration Statement and the Prospectus, except for such Consents, the absence of which, either individually or in the aggregate, would not have a Material Adverse Effect. Each such Consent is valid and in full force and effect. The Company has not received notice of any investigation or proceedings that, if decided adversely to the Company, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

(r) The Company is in compliance with all applicable Israeli and other foreign and U.S. laws, rules, regulations, ordinances, directives, judgments, decrees and orders (including, without limitation, all securities and tax laws, rules and regulations of the State of Israel), except for such non-compliance as would not have a Material Adverse Effect. As of the date hereof and as of the Closing Date and the Additional Closing Date, and except as contemplated by this Agreement, the Company does not operate within the jurisdiction of United States or any state or territory thereof in such a manner so as to subject the Company or its operations or businesses to registration as a foreign company doing business in any state within the United States or to any of the following laws in any material respect: (i) the Bank Secrecy Act, as amended, (ii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended, (iii) the Foreign Corrupt Practices Act of 1977, as amended, (iv) the Currency and Foreign Transactions Reporting Act of 1970, as amended, (v) the Employee Retirement Income Security Act of 1974, as amended, (vi) the rules and regulations promulgated under any such law, or any successor law, or any judgment, decree or order of any applicable administrative or judicial body relating to such law and (vii) any corresponding law, rule, regulation, ordinance, judgment, decree or order of any state or territory of the United States or any administrative or judicial body thereof.

(s) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or consummation of each of the transactions contemplated by this Agreement, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Shares, and such Consents as may be required under state securities or blue sky laws or the by-laws and rules of The Nasdaq Stock Market, Inc., including the Nasdaq Capital Market (“NASDAQ”), the National Association of Securities Dealers, Inc. (the “NASD”) or NASD Regulation, Inc. in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect.

Maxim Group LLC
[             ], 2006

(t) Except as disclosed in the Registration Statement and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or its officers, directors or employees is a party or of which any property, operations or assets of the Company is the subject which, individually or in the aggregate, if determined adversely to the Company or such individuals, could reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, and except as disclosed in the Registration Statement and the Prospectus, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company could not reasonably be expected to have a Material Adverse Effect.

(u) The financial statements, including the notes thereto, and the supporting schedules included in, the Registration Statement and the Prospectus present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company. Except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. No other financial statements or supporting schedules or financial footnotes are required to be included in the Registration Statement. The other financial and statistical information included in the Registration Statement and the Prospectus (including, without limitation, that presented in the section of the Prospectus captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

(v) There are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement and the Prospectus in accordance with Form F-1 and the Rules and Regulations which have not been included as so required. The pro forma financial information included in the Registration Statement and the Prospectus include all adjustments necessary to present fairly, in accordance with generally accepted accounting principles of the United States, consistently applied, the pro forma financial position of the Company as presented.

(w) The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

Maxim Group LLC
[             ], 2006

(x) The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity (or reconciliation) with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the date of the most recent balance sheet included in the Prospectus, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(y) Neither the Company nor its executive officers have been advised by KFGK or any prior auditor of the Company of: (i) any significant deficiency in the design or operation of the Company’s internal controls over financial reporting (whether or not remediated) that could adversely affect the Company’s ability to record, process, summarize and report financial data, (ii) any material weakness in such internal controls or (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

(z) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Prospectus accurately and fully describes: (i) accounting policies that the Company considers to be the most important in the portrayal of the Company’s financial condition and results of operations (“Critical Accounting Policies”), (ii) judgments and uncertainties affecting the application of the Critical Accounting Policies and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof. The Company’s management has reviewed and agreed with the selection, application and disclosure of the Critical Accounting Policies and has consulted with the Company’s independent auditors with regards to such disclosure.

(aa) The operations of the Company are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements and money laundering statutes of the State of Israel and, to the Company’s knowledge, all other jurisdictions to which the Company is subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

Maxim Group LLC
[             ], 2006

(bb) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company (as such term is defined under Rule 144 under the Securities Act, an “Affiliate”) is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(cc) Neither the Company nor, to the knowledge of the Company, any of its directors, officers, Affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or would reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(dd) The Company has validly and irrevocably appointed Morrison & Foerster LLP as its authorized agent for service of process pursuant to this Agreement and in connection with the Registration Statement.

(ee) Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities that are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement or the Prospectus, neither the Company nor any of its Affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, other than Ordinary Shares issued pursuant to employee benefit plans, stock option plans or the employee compensation plans or pursuant to the Relevant Securities described in the Registration Statement and the Prospectus.

(ff) Except as disclosed in the Registration Statement and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby. Any such rights so disclosed have either been fully complied with by the Company or effectively terminated or waived by the holders thereof or by the Company. Any such waivers or terminations remain in full force and effect, and the full and complete evidence of such waivers or terminations has been previously presented to the Representative.

(gg) The conditions for use of Form F-1 to register the Offering under the Securities Act, as set forth in the General Instructions to such Form, have been satisfied.

(hh) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

Maxim Group LLC
[             ], 2006

(ii) There are no contracts or other documents (including, without limitation, any voting or employment agreement) that are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations and which have not been so described and/or filed. The Company and, to the best of the Company’s knowledge, no other party is in breach of or default under any of contracts or agreements described in or filed as exhibits to the registration statement, which breach or default would cause a Material Adverse Effect.

(jj) No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, that is required by the Securities Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus and that is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus. The Company does not, in violation of the Sarbanes-Oxley Act of 2002 (“Sarb-Ox”), directly or indirectly, (other than as permitted under the Sarb-Ox for depositary institutions), extend or maintain credit, arranged for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(kk) Except as disclosed in the Registration Statement and the Prospectus, there are no oral or written agreements, commitments or understandings between the Company and any Person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuances of securities of or with respect to the Company or any of its officers, directors, shareholders, partners, employees or Affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(ll) The Company does not, directly or indirectly, own any real property. The Company leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement and the Prospectus. The Company owns all personal property owned by it free and clear of all Liens except such as are described in the Registration Statement and the Prospectus or such as do not or will not, with the passage of time (individually or in the aggregate), have a Material Adverse Effect. Any real property and buildings held under lease or sublease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company. The Company has not received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company.

Maxim Group LLC
[             ], 2006

(mm) Intellectual Property Matters.

(i) As used in this Agreement, the term “Intellectual Property” shall mean all: (A) patents, trademarks, trade names, service marks, trade dress, copyrights and any renewal rights therefor, domain names, mask works, net lists, schematics, technology, trade secrets, know-how, moral rights, computer software programs or applications (in both source and object code form), applications and registrations for any of the foregoing owned by the Company, specifically including but not limited to the proprietary processes embodied in the Company’s pending patents; (B) goodwill associated with trademarks, trade names, service marks and trade dress owned by the Company; (C) software, including, but not limited to, the source code for the Company’s products described in the Prospectus, as well as software, firmware listings, updated software source code, and complete system build software and instructions related to all software owned by the Company; (D) documents, records and files relating to design, end user documentation, manufacturing, quality control, sales, marketing or customer support for all intellectual property described herein owned by the Company; (E) other tangible or intangible proprietary information and materials owned by the Company; and (F) license and other rights in any third party product, intellectual property, proprietary or personal rights, documentation, or tangible or intangible property, including without limitation the types of intellectual property and tangible and intangible proprietary information described in (A) through (E) above (other than license agreements for standard “shrink wrapped, off the shelf,” commercially available, third party products used by the Company) that are owned or held by or on behalf of the Company or that are being, and/or have been, used, or are currently under development for use, in the business of the Company as the same is described in the Registration Statement and the Prospectus. The Intellectual Property belonging or inuring to the benefit of the Company or in which the Company, directly or indirectly, owns any rights is referred to herein as “Company Intellectual Property”and Intellectual Property described in clause (F) above is referred to herein as “Company Licensed Intellectual Property.” Unless otherwise specifically noted, the term “Intellectual Property” shall refer collectively to both the Company Intellectual Property and the Company Licensed Intellectual Property.

(ii) The Company owns, possesses, licenses or has other rights to use, as the case may be, on reasonable terms, all Intellectual Property necessary for the conduct of the Company’s business as the same is described in the Registration Statement and the Prospectus, including, without limitation, and if necessary to carry out such activities, rights to make, use, exclude others from using, reproduce, modify, adapt, create derivative works based on, translate, distribute (directly and indirectly), transmit, display and perform publicly, license, rent, lease, assign, and sell the Intellectual Property in all geographic locations and fields of use, and to sublicense any or all such rights to third parties, including the right to grant further sublicenses.

(iii) Except as set forth in the Prospectus or the Registration Statement, the Company is not currently, nor, as a result of the execution or delivery of this Agreement, or performance of the Company’s obligations hereunder, will the Company be, in violation of any license, sublicense or other agreement relating to the Intellectual Property to which the Company is a party or otherwise bound. Except as set forth in the Prospectus, the Registration Statement or the exhibits thereto, the Company is not obligated to provide any consideration (whether financial or otherwise) to any third party, nor is any third party otherwise entitled to any consideration, with respect to any exercise of rights by the Company or its successors in the Intellectual Property.

Maxim Group LLC
[             ], 2006

(iv) Except as set forth in the Prospectus, the Registration Statement or the exhibits thereto, the use, reproduction, modification, distribution, licensing, sublicensing, sale, or any other exercise of rights in any Intellectual Property or any other authorized exercise of rights in or to any Intellectual Property by the Company or its licensees does not and, to the knowledge of the Company, will not infringe any copyright, patent, trade secret, trademark, service mark, trade name, firm name, domain name, logo, trade dress, mask work, moral right, other intellectual property right, right of privacy, right of publicity or right in personal or other data of any Person. Except as set forth in the Prospectus under “Business-Litigation”, no claims: (A) challenging the validity or ownership by the Company of any of Company Intellectual Property, or (B) to the effect that the use, reproduction, modification, manufacturing, distribution, licensing, sublicensing, sale or any other exercise of rights in any Company Intellectual Property by the Company or its licensees infringes or will infringe on any intellectual property or other proprietary or personal right of any Person have been asserted or, to the Company’s knowledge, are threatened by any Person. Except as set forth in the Prospectus, all granted or issued patents and mask works and all registered trademarks included in the Intellectual Property and all copyright registrations held by the Company are valid, enforceable and subsisting. To the Company’s knowledge, there is and has been no unauthorized use, infringement or misappropriation of any of any Intellectual Property by any Person (including, without limitation, any employee or former employee of the Company).

(v) Except as set forth in the Prospectus, the Registration Statement or the exhibits thereto, no parties other than the Company possess any current or contingent rights to any source code that is part of any Intellectual Property (including, without limitation, through any escrow account).

(vii)  Except as set forth in the Prospectus, the Registration Statement or the exhibits thereto, there is no Person who has created any material portion of, or otherwise have any rights in or to, any Intellectual Property (other than employees of the Company whose work product was created by them entirely within the scope of their employment by the Company and constitutes works made for hire owned by the Company). The Company has secured from all parties who have created any material portion of, or otherwise have any rights in or to, any Intellectual Property valid and enforceable written assignments or licenses of any such work or other rights to the Company.

(viii)  The Company has obtained legally binding written agreements from all employees of the Company and third parties with whom the Company has shared confidential proprietary information: (A) of the Company, or (B) received from others that the Company is obligated to treat as confidential, which agreements require such employees and third parties to keep such information confidential.

Maxim Group LLC
[             ], 2006

(nn) The Company maintains insurance of the types and in the amounts which are customary for companies engaged in similar businesses, including, but not limited to: (A) directors’ and officers’ insurance (including insurance covering the Company, its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act, the Rules and Regulations and all applicable Israeli and other foreign securities laws) and (B) insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, and all other risks customarily insured against in the State of Israel. There are no claims by the Company under any policy or instrument described in this subparagraph as to which any insurance company is denying liability or defending under a reservation of rights clause. All of the insurance policies described in this Section 1(nn) are in full force and effect. The Company has not been refused any insurance coverage sought or applied for. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not cause a Material Adverse Effect.

(oo) There are no transfer taxes, stamp duties on issuance or other similar fees or charges and no capital gains, income, withholding or other taxes under U.S. federal law or the laws of any state, or any political subdivision thereof, required to be paid by the Underwriters in connection with the execution and delivery of this Agreement or the sale and delivery by the Underwriters of the Shares as contemplated herein.

(pp) The Company has accurately prepared and timely filed all Israeli and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes that the Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except for such tax filings that would not, either individually or in the aggregate, cause a Material Adverse Effect. No deficiency assessment with respect to a proposed adjustment of the Company’s foreign or other taxes is pending or, to the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company has not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company.

(qq) The Company has at all times operated its business in material compliance with all Environmental Laws, and no material expenditures are or will be required in order to comply therewith. The Company has not received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that will result in a Material Adverse Effect. As used herein, the term “Environmental Laws” means all applicable Israeli and other applicable laws and regulations, including any licensing, permits or reporting requirements, and any action by a government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety, or the handling of hazardous materials.

Maxim Group LLC
[             ], 2006

(rr) The Company is in compliance with all applicable labor and employment laws, rules and regulations applicable to its employees (including, without limitation, the Israeli Law of Work Hours and Rest-1951, as amended, and other laws, rules and regulations relating to discrimination in the hiring, promotion or pay of employees and any wage or hour laws), except for matters that would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its operations are not subject to any collective bargaining agreements. There is not presently, nor has there been, any strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company. To the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company.

(ss) The Registration Statement and the Prospectus disclose, describe or have filed as exhibits all Benefit Arrangements (as defined below) of the Company required to be so disclosed, described or filed under the Securities Act and the Rules and Regulations (including Form F-1). Each Benefit Arrangement of the Company described in the Registration Statement or the Prospectus or which the Company is required by law, rule or regulation to maintain or be a party to is in full force and effect and has been maintained in substantial compliance with its terms and with requirements prescribed by any and all applicable statutes, orders, rules and regulations that are applicable to the Company or such Benefit Arrangement. Except as set forth in the Registration Statement or the Prospectus, there is no liability of the Company in respect of any severance or post-retirement health and medical benefits for retired employees of the Company or any of its Affiliates. The execution of this Agreement and the consummation of the Offering does not constitute a triggering event under any Company Benefit Arrangement that (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to Person. As used in this Agreement, the term “Benefit Arrangement” means any employment, employment-related, severance, pension or other similar agreement, arrangement, policy or plan or any agreement, plan or arrangement providing for insurance coverage for any purpose relating to the foregoing (including any self-insured arrangements), workers’ compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits, retirement or other pension benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation, or post-retirement insurance, compensation or benefits to which the Company is party. The term “Benefit Arrangement” shall include, without limitation, those undertaken voluntarily by the Company and those required by Israeli or other applicable law, rule or regulation.

(tt) The Company has not offered, or caused the Underwriters to offer, the Firm Shares to any Person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or (ii) a journalist or publication to write or publish favorable information about the Company or its products or services.

Maxim Group LLC
[             ], 2006

(uu) Neither the Company nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the State of Israel.

(vv) The Company is not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and does not expect to become a PFIC in the future.

(ww) The Company is in compliance in all material respects with all conditions and requirements stipulated by the instruments of approval granted to it with respect to the “Approved Enterprise” status of the Company or any of the Company’s facilities as well as with respect to the other tax benefits received by the Company as set forth under the caption “Israeli Taxation” in the Prospectus and by Israeli laws and regulations relating to such “Approved Enterprise” status and the aforementioned other tax benefits received by the Company. The Company has not received any notice of any proceeding or investigation relating to revocation or modification of any “Approved Enterprise” status granted with respect to any of the Company’s facilities.

(xx) Assuming the Underwriters are not otherwise subject to Israeli taxation by the conduct of their general business activities: (i) the sale and delivery to the Underwriters of the Shares as contemplated in this Agreement and the sale and delivery of the Shares by the Underwriters to subsequent purchasers as contemplated by this Agreement, are not subject to any tax imposed by Israel or any political subdivision or taxing authority thereof, except for any Israeli stamp taxes applicable to this Agreement (which will be paid by the Company on a timely basis after the time for payment, to the extent required by, and in accordance with, Israeli law) and to the issuance of the Shares to be sold by the Company under this Agreement (which will be paid by the Company at the time for payment, or promptly and on a timely basis after the time for payment, to the extent required by, and in accordance with, Israeli law) and (ii) except as disclosed in the Registration Statement or Prospectus: (A) payments with respect to the Shares will not be subject to withholding taxes imposed under the laws of Israel or any political subdivision or taxing authority thereof or therein and (B) the proceeds from any sale or other disposition of securities will not be subject to any capital gains, withholding or other taxes imposed by Israel or any political subdivision or taxing authority thereof or therein.

(yy) All of the information provided by or on behalf of the Company in writing to the Underwriters or to Underwriters’ Counsel (as defined below) specifically for use by Underwriters’ Counsel in connection with its COBRADesk filings (and related disclosures) made to the NASD pursuant to NASD Rule 2710 or 2720 is true, complete and correct in all material respects.

(zz) (i) At the time of filing the Registration Statement and (ii) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

Maxim Group LLC
[             ], 2006

(aaa) Neither: (i) the Issuer-Represented General Free Writing Prospectus(es) (as defined below) and the Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Prospectus or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representative specifically for use therein.

(bbb) Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times through each Closing Date did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading, the Company has notified or will notify promptly the Representative so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is amended or supplemented.  The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representative specifically for use therein.

(ccc) Unless the Company obtains the prior consent of the Representative, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission. The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer-Represented Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company has satisfied and will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(ddd) As used in this Agreement, the terms:

(i) “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus”or any “issuer-information” as defined in and filed or required to be filed pursuant to Rule 433 under the Securities Act relating to the Shares that: (A) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) under the Securities Act, whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Shares or of the offering of Shares pursuant to this Agreement.

Maxim Group LLC
[             ], 2006

(ii) “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified on Annex IV to this Underwriting Agreement.

(iii) “Issuer-Represented Limited-Use Free Writing Prospectus” means any “Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus.

(eee) As used in this Agreement, references to matters being “material” with respect to the Company shall mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects (as such Prospects are disclosed in the Prospectus), operations or results of operations of the Company.

(fff) As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers, directors or managers of the Company).

Any certificate signed by or on behalf of the Company and delivered to the Representative or to Ellenoff Grossman & Schole LLP, counsel for the Representative (“Underwriters’ Counsel”) shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule A hereto as to the matters covered thereby.

2. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and any Additional Closing Date:

(a) Such Selling Shareholder is the record and beneficial owner of the Additional Shares to be sold by it hereunder free and clear of all Liens. Delivery of the Additional Shares to be sold by such Selling Shareholder and payment therefor pursuant to this Agreement will pass valid title to such Additional Shares, free and clear of any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code, to each Underwriter who has purchased such Shares without notice of an adverse claim.

Maxim Group LLC
[             ], 2006

(b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and American Stock Transfer & Trust Company, as Custodian, relating to the deposit of the Additional Shares to be sold by such Selling Shareholder (the “Custody Agreement”) and the Power of Attorney appointing certain individuals as such Selling Shareholder’s attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the “Power of Attorney”) will not contravene any provision of applicable law, or the certificate of incorporation, by-laws or other organizational instrument or document of such Selling Shareholder (if such Selling Shareholder is an entity), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(c) This Agreement, the Custody Agreement, the Power of Attorney and the “lock-up” agreement attached as Annex I hereto to be executed by such Selling Shareholder each constitute the valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby will not: (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, (ii) result in any violation, as applicable, of the governing documents of such Selling Shareholder, if any, or (iii) result in the violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of their properties or assets.

(d) Such Selling Shareholder has all authorization and approval required by law to enter into this Agreement, the Custody Agreement, the Power of Attorney and the “lock-up” agreement attached as Annex I hereto and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

(e) No consent, approval, authorization or order of or filing with any Israeli or U.S. court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions contemplated hereby, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Additional Shares by the Underwriters and such other approvals as have been obtained.

Maxim Group LLC
[             ], 2006

(f) Such Selling Shareholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(g) The sale of Additional Shares by such Selling Shareholder pursuant to this Agreement is not prompted by the knowledge by such Selling Shareholder of any “material non-public information” concerning the Company.

(h) Such Selling Shareholder has reviewed the General Disclosure Package and, to the knowledge of such Selling Shareholder, the information regarding such Selling Shareholder (including, without limitation, the Ordinary Share ownership of such Selling Shareholder) in the General Disclosure Package: (i) is accurate and complete in all material respects, and (ii) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements appearing therein not misleading in the light of the circumstances in which they were made.

(i) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the State of Israel or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Underwriters of the Additional Shares being sold by such Selling Shareholder as contemplated herein.

(j) Neither the Selling Shareholder nor any of his immediate family members or affiliates, either directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the NASD), any member firm of the NASD.

Any certificate signed by any Selling Shareholder or, if applicable, any authorized officer of any Selling Shareholder, and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Additional Shares shall be deemed a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each Underwriter.

3. Purchase, Sale and Delivery of the Shares and the Representative’s Purchase Option.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $[             ], the number of Firm Shares set forth opposite their respective names on Schedule A hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

Maxim Group LLC
[             ], 2006

(b) Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made at the offices of the Underwriters’ Counsel, 370 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the third (3rd) or, as permitted under Rule 15c6-1 under the Exchange Act, fourth (4th) business day (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the effectiveness of the Registration Statement, or such other time not later than ten (10) business days after such date as shall be agreed upon by the Representative and the Company as permitted under Rule 15c6-1 under the Exchange Act (such time and date of payment and delivery being herein called the “Closing Date”). The closing of the payment of the purchase price for, and delivery of certificates representing, the Firm Shares is referred to herein as the “Closing.”

(c) Payment of the purchase price for the Firm Shares shall be made by wire transfer in immediately available funds to or as directed by the Company upon delivery of certificates for the Firm Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Representative may request at least two (2) business days before the Closing Date. The Company will permit the Representative to examine and package such certificates for delivery at least one (1) full business day prior to the Closing Date.

(d) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Shareholders hereby grant to the Underwriters an option to purchase up to an aggregate of  [             ] Additional Shares (in the amount relating to each Selling Shareholder as set forth on Schedule B hereto) at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 3(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time on or before the forty-fifth (45th) day following the final date of the Prospectus, by written notice from the Representative to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representative, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the “Additional Closing Date”). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Selling Shareholders, ratably, the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchased hereunder, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

Maxim Group LLC
[             ], 2006

(e) Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the office of Underwriters’ Counsel, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 10 hereof), or such other time as shall be agreed upon by the Representative and the Company.

(f) Each Selling Shareholder will pay all applicable stamp duties and transfer taxes, if any, involved in the transfer to the Underwriters of the shares to be purchased by them from such Selling Shareholder.

(g) Payment of the purchase price for the Additional Shares shall be made by wire transfer in immediately available funds to or as directed by the Selling Shareholders upon delivery of certificates for the Additional Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as the Representative may request at least two (2) business days before the Additional Closing Date. The Company will permit the Representative to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

(h) On the Closing Date, the Company will issue and sell to the Representative or, at the direction of the Representative, to other Underwriters or selling group members or bona fide officers of the Underwriters or selling group members, for an aggregate purchase price of $100, a purchase option (the “Representative’s Purchase Option”) entitling the holders thereof to purchase an aggregate of [             ] Ordinary Shares for a period of five years, such period to commence on the Closing Date. The Representative’s Purchase Option shall not be redeemable. The Representative’s Purchase Option shall be exercisable at a price equal to 125% of the initial public offering price of the Shares and shall contain terms and provisions more fully described herein below and as set forth more particularly in the Representative’s Purchase Option to be executed by the Company and delivered to the Representative on the Closing Date, including, but not limited to: (i) cashless exercise, (ii) customary anti-dilution provisions (to the extent permitted by NASD Rule 2710(f)(2)(H)(vi)) and (iii) prohibitions of mergers, consolidations or other reorganizations of or by the Company or the taking by the Company of other action during the five-year period following the effective date of the Registration Statement unless adequate provision is made to preserve, in substance, the rights and powers incidental to the Representative’s Purchase Option. No exercise, transfer, assignment or hypothecation of the Representative’s Purchase Option shall be made for a period of twelve (12) months from the effective date of the Registration Statement, except: (i) by operation of law or reorganization of the Company, (ii) to the Underwriters and bona fide partners, officers of the Underwriters and selling group members or (iii) to any successor, officer, manager or member of the Representative and the Underwriters (or to officers, managers or members of any successor or member of the Representative and the Underwriters), provided that any successor agrees to be bound by the terms of the Representative’s Purchase Option.

Maxim Group LLC
[             ], 2006

The Representative’s Purchase Option shall provide for (i) one demand registration right of the sale of the underlying Ordinary Shares for a period of five (5) years after the Closing at the Company’s expense, (ii) an additional demand registration right at the Representative’s expense and (iii) “piggyback” registration rights for a period of five (5) years after the Closing at the Company’s expense. The Representative shall furnish to the Company all information with respect to the Representative required under applicable securities regulations to accurately complete the registration statements contemplated herein. The Representative agrees that it shall only use the prospectuses provided to the Company to sell the shares covered by such registration statements and will immediately cease to use any prospectus furnished by the Company if the Company advises the representative that such prospectus may no longer be used due to a material misstatement or omission.

(i) Each Underwriter agrees that, unless it obtains the prior written consent of the Company, it will not make any offer relating to the Shares that would constitute an Issuer-Represented Free Writing Prospectus or that would otherwise (without taking into account any approval, authorization, use or reference thereto by the Company) constitute a “free writing prospectus” required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Company hereto shall be deemed to have been given in respect of any Issuer-Represented General Free Writing Prospectuses referenced on Annex IV hereto.

4. Offering. Upon authorization of the release of the Firm Shares by the representative, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

5. Covenants of the Company. The Company acknowledges, covenants and agrees with the Underwriters that:

Maxim Group LLC
[             ], 2006

(a) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representative of such timely filing. The Company will notify the Representative immediately (and, if requested by the Representative, will confirm such notice in writing): (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement which the Representative shall reasonably and timely object in writing after being timely furnished in advance a copy thereof. The Company will provide the Representative with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit the Representative a reasonable opportunity to review and comment thereon.

(b) The Company shall comply with the Securities Act, the Exchange Act and all applicable Rules and Regulations to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act, the Exchange Act and all applicable Rules and Regulations in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if, to comply with the Securities Act or the Rules and Regulations, it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, or to file any document which is an exhibit to the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 5(a) hereof, an appropriate amendment or supplement (in form and substance satisfactory to the Representative) that will correct such statement or omission or which will effect such compliance and will use its commercially reasonable best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

(c) The Company will comply with the Securities Act, the Exchange Act, the Rules and Regulations thereunder and all other applicable federal, foreign and state securities local laws, rules, regulations, orders, decrees and judgments.

Maxim Group LLC
[             ], 2006

(d) The Company will promptly deliver to the Underwriters and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.

(e) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(f) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the Act by the earlier of: (i) 10:00 p.m., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(g) The Company will use its best efforts, in cooperation with the Representative, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Representative may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

(h) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve (12) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an audited earnings statement of the Company complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(i) During the six (6) months following the Closing Date, without the consent of the Representatives which shall not be unreasonably withheld, the Company will not file any registration statement relating to the offer or sale of any of the Company’s securities, including any Registration Statement on Form S-8, except Form S-8 filed with the Commission in connection with the Company’s stock option plans.

(j) For a period of six (6) months following the Closing, the Company shall not offer, sell or distribute any of its securities, other than pursuant to the Company’s employee stock option plans at the then Fair Market Value, or pursuant to the terms of any securities exercisable or convertible into shares of the Company’s capital stock that are outstanding at the Closing, without the prior written consent of the Representative.

Maxim Group LLC
[             ], 2006

(k) During the twelve (12) months following the Closing, the Company shall not offer, sell or distribute any convertible securities convertible at a price that may, at the time of conversion, be less than the Fair Market Value of the Ordinary Shares on the date of the original sale, without the consent of the Representative. For purposes of this Section 5, the term “Fair Market Value” shall mean the greater of: (i) the average of the volume weighted average price of the Ordinary Shares for each of the 10 trading days prior to the date of the original sale; and (ii) the last sale price of the Ordinary Shares, during normal operating hours, as reported on the NASDAQ, or any other exchange or electronic quotation system on which the Ordinary Shares are then listed.

(l) The Company shall, subject to applicable phase-in provisions, use its best efforts to comply in all material respects with the applicable provisions of Sarb-Ox and the Rules and Regulations promulgated thereunder and related or similar rules, regulations and listing requirements promulgated by NASDAQ or any other applicable governmental or self regulatory entity or agency. Without limiting the generality of the foregoing: (i) the Company’s Board of Directors (the “Board of Directors”) shall, when required, appoint an audit committee whose composition satisfies the requirements of Rule 4350(d)(2) of the Rules of the NASD (the “NASD Rules”), (ii) the Board of Directors and/or the audit committee thereof shall adopt a charter that satisfies the requirements of Rule 4350(d)(1) of the NASD Rules, (iii) all members of the Board of Directors who are required to be “independent” (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of the audit committee of the Board of Directors, shall meet the qualifications of independence as set forth under applicable laws, rules and regulations (including the NASD Rules), and (iv) the audit committee of the Board of Directors shall have at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules and regulations).

(m) For a period of three (3) years from the effective date of the Registration Statement, the Company, at its expense, shall obtain and keep current a listing in the Standard & Poors Corporation Record Service.

(n) The Company will not issue press releases or engage in any other publicity, without the Representative’ prior written consent, which shall not be unreasonably or untimely withheld, for a period ending at 5:00 p.m. Eastern time on the first business day following the fortieth (40th) day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

(o) The Company has obtained and will use its good faith best efforts to maintain its key person life insurance with The Migdal Group in the amount of $1,500,000 on the life of Yaron Adler in full force and effect for a period of three (3) years from the Closing Date.” The Company is and shall be the sole beneficiary of such policy.

Maxim Group LLC
[             ], 2006

(p) Upon conclusion of the Offering, the Company will continue to engage (for no less than two (2) year from the date of the Closing Date, subject to the Company’s satisfaction with the services provided) a financial public relations firm (the “PR Firm”) mutually acceptable to the Company and the Representative.

(q) The Company has or will retain a transfer agent reasonably acceptable to the Representative for the Shares and shall continue to retain such transfer agent for a period of three (3) years following the Closing Date, subject to the Company’s satisfaction with the services provided.

(r) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption “Use of Proceeds” in the Prospectus. Without the written consent of the Representative, no proceeds of the Offering will be used to pay outstanding loans from officers, directors or shareholders.

(s) The Company will use its best efforts to effect and maintain the listing of the Shares on the NASDAQ and will use its commercially reasonable efforts to maintain such listing for a period of at least three (3) years after the Closing.

(t) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(u) The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

(v) The Company will not take, and will cause its Affiliates not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(w) The Company shall cause to be prepared and delivered to the Representative, at its expense, within one (1) business day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Shares for at least the period during which a Prospectus relating to the Shares is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

Maxim Group LLC
[             ], 2006

(x) The Company agrees that it will, upon completion of the proposed public offering contemplated herein, for a period of no less than three (3) years, appoint a designee of the Representative as an observer (“Observer”) to its Board of Directors. Such Observer shall have the right to attend meetings of the Board of Directors, receive all notices and other correspondence and communications sent by the Company to members of its Board of Directors. Such Observer shall not be entitled to receive any compensation, other than reimbursement for costs as provided to the other members of the Board of Directors from time to time. The Company shall indemnify and hold such Observer harmless against any and all claims, actions, damages, costs and expenses, and judgments arising solely out of the attendance and participation of such Observer at any such meeting described herein, and, if the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it shall, if possible, include such Observer as an insured under such policy. Notwithstanding the foregoing, the Observer shall have no right to observe or participate in any meeting, and shall have no right to receive any materials or documentations, in each case, in any circumstances in which the Company reasonably concludes that such participation or receipt could result in affecting adversely the Company insofar as it could cause the waiver of the attorney-client privilege or any other material professional privilege. All information conveyed to the Observer pursuant to this Section shall be subject to strict confidentiality. The Company shall indemnify and hold the Observer harmless against any and all claims, actions, damages, costs and expenses, and judgments arising solely out of the attendance and participation of such the Observer at any such meeting described herein, and, if the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it shall, if possible, include such the Observer as an insured under such policy.

(y)The Company agrees that during the one (1) year period following the Closing of the Offering, the Company’s Board of Directors shall include at least one “independent” director (as that term is defined in the NASD rules) who shall be reasonably satisfactory to the Representative. The Representative agrees that James H. Lee is reasonably satisfactory for such purposes.

Maxim Group LLC
[             ], 2006

6. Consideration; Payment of Expenses; Right of First Refusal.

(a) In additional to selling the Shares to the Underwriters at the price per Share set forth in Section 3(a) hereof, in consideration of the services to be provided for hereunder, the Company shall pay to the Underwriters or their respective designees their pro rata portion (based on the Shares purchased) of a non-accountable expense allowance equal to two percent (2.0%) of the gross proceeds of the Offering (excluding proceeds from the sale of Additional Shares); provided, however, that such allowance shall not exceed a total of four hundred thousand ($400,000) dollars. The Company has heretofore paid advances of $50,000 in the aggregate which are creditable towards such non-accountable expense allowance.

(b) Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the offering of the Shares contemplated hereby and the performance of its obligations hereunder, including the following:

(i) all expenses in connection with the preparation, printing, “edgarization” and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto including, but not limited to, the SEC filing fees, and the mailing and delivering of copies thereof to the Underwriters and dealers;

(ii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering and the cost of three (3) bound volumes of such documents for the Representative;

(iii) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws, including (subject to the provisions of Section 6(d) hereof) the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey undertaken by such counsel;

(iv) the filing fees incident to securing any required review by the NASD of the terms of the Offering;

(v) all fees and expenses in connection with listing the Shares on the NASDAQ;

(vi) all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares;

Maxim Group LLC
[             ], 2006

(vii) any stock transfer taxes incurred in connection with this Agreement or the Offering

(viii) the cost for the preparation, printing, authentication, issuance and delivery of the stock certificates representing the Shares, including, but not limited to, any stamp or transfer tax;

(ix) the cost and charges of any transfer agent or registrar for the Shares;

(x) the fees and expenses of the PR Firm; and

(xi) the fees and expenses of the Company’s accountants, auditors and legal counsel.

(c) In addition to the costs and expenses set forth in Section 6(b) hereof, the Company will be responsible for the cost (up to a maximum of $20,000) for “tombstone” advertisements to be placed in appropriate, national editions of daily or weekly periodicals of the Representative’s choice (i.e., The Wall Street Journal and The New York Times).

(d) The Company shall pay up to a $20,000 fee to Underwriters’ Counsel in connection with “Blue Sky” work, including out-of-pocket disbursements ($10,000 of which has previously been paid upon the commencement of such work, with the balance to be paid at the Closing, if necessary). The Company shall also pay, as due, state registration, qualification and filing fees and NASD filing fees in connection with such registration, qualification or filing. It is understood that any expense in excess of the initial payment of ten thousand ($10,000) referred to above, shall be subject to the prior approval by the Company, which approval shall not be unreasonable withheld or delayed.

(e) It is understood and agreed that, except as provided for in this Section 6, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel. Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to Section 6 or 12(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all accountable expenses of the Underwriters (including but not limited to fees and disbursements of counsel to the Underwriters) incurred in connection herewith, up to a maximum of $50,000 (less any advances previously paid).

(f) The Company hereby grants to the Representative, for a period of twelve (12) months from the Closing Date, the right of first refusal to act as the managing underwriter in connection with any public offering of equity securities to be issued by the Company in the United States. The Representative shall notify the Company of its intention to exercise this right of first refusal within 15 business days following notice in writing by the Company of the proposed terms of such an offering. Any decision by the Representative to act in any such capacity shall be contained in a separate agreement, which agreement would contain, among other matters, provisions for customary fees for transactions of similar size and nature, as may be mutually agreed upon. If the Representative declines to exercise this right of first refusal, the Company shall have the right to retain any other person or persons to provide such services on terms and conditions which are not materially more favorable to such other person or persons than the terms declined by the Representative.

Maxim Group LLC
[             ], 2006

7. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date (ii) the absence from any certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 7 of any misstatement or omission (iii) the performance by the Company of its obligations hereunder, and (iv) each of the following additional conditions. For purposes of this Section 7, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares, and each of the foregoing and following conditions must be satisfied as of each Closing.

(a) The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

(b) The Representative shall have received, as of the effective date of the Registration Statement, a “lock-up” agreement from each Selling Shareholder and each officer and director of the Company and shareholders of the Company who own more than 2.5% of Ordinary Shares prior to the consummation of the Offering, but not the exercise of the Underwriter’s over-allotment option described in Section 3(d) hereof (each, a “Lock-Up Party”), duly executed by the applicable Lock-Up Party, in each case substantially in the form attached hereto as Annex I.

(c) The Representative shall have received the favorable written opinion of Morrison & Foerster LLP, legal counsel for the Company, dated as of the Closing Date addressed to the Underwriters in the form attached hereto as Annex II.

Maxim Group LLC
[             ], 2006

(d) The Representative shall have received the favorable written opinion of Erdinast, Ben Nathan & Co., Israeli legal counsel for the Company, dated as of the Closing Date addressed to the Underwriters in the form attached hereto as Annex III.

(e) The Representative shall have received the favorable written legal opinions of Israeli tax counsel and intellectual property counsel in a form acceptable to the Representative and, respectively, such counsels.

(f) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Representative and to Underwriters’ Counsel.

(g) The Representative shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date to the effect that: (i) the condition set forth in subsection (a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Section 1 hereof are true and correct in all material respects, (iii) as of the applicable Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with in all material respects, (iv) the Company has not sustained any material loss or interference with their respective businesses, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and (vi) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any Material Adverse Change, whether or not arising from transactions in the ordinary course of business.

(h) On the date of this Agreement, on the Closing Date and, as the case may be, on each Additional Closing Date, the Representative shall have received a “cold comfort” letter from KFGK, dated, respectively, as of the date of the date of delivery and addressed to the Underwriters and in form and substance satisfactory to the Representative and Underwriters’ Counsel, confirming that they are registered independent certified public accountants with respect to the Company under the PCAOB and within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter and, with respect to letters issued as of Additional Closing Dates, confirming the conclusions and findings set forth in such prior letter.

Maxim Group LLC
[             ], 2006

(i) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company, taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

(j) The Company shall have obtained insurance on the life of Yaron Adler as provided for in Section 5(o) hereof.

(k) The Shares shall have been approved for quotation on NASDAQ.

(l) The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.

(n) The Company shall have filed with the Commission all Issuer-Represented Free Writing Prospectuses or other information required to be filed by the Company under the Securities Act and the Rules and Regulations.

(o) The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 7 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the consummation of the Closing, and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Representative at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

Maxim Group LLC
[             ], 2006

8. Indemnification.

(a) The Company and each Selling Shareholder, severally and not jointly, shall indemnify and hold harmless each Underwriter and each Person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by such party contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus, the Prospectus or in any Issuer-Represented Free Writing Prospectus, Issuer-Represented General Free Writing Prospectus, Issuer-Represented Limited-Use Free Writing Prospectus and/or Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”), or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission made by such party to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that neither the Company nor any Selling Shareholder will be liable in any such case to the extent (but only to the extent) that: (x) any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative expressly for use therein, which written information, it is agreed, shall consist solely of the subsections of the “Underwriting” section of the Prospectus captioned “Nature of the Underwriting Commitment,”“Pricing of Securities,”“Stabilization” and “Regulatory Restrictions on Purchase of Ordinary Shares” (the “Underwriter Information”) or (y) such statement or omission was contained or made in any Preliminary Prospectus and corrected in the Prospectus in conformity with the requirements of the Securities Act and the Rules and Regulations; and, provided, further, that each Selling Shareholder shall only be liable for indemnification under this Section 8 for information appearing in the Registration Statement, any Preliminary Prospectus or the Prospectus which was furnished to the Company or approved by or on behalf of such Selling Shareholder for use in the Registration Statement, any Preliminary Prospectus or the Prospectus. This indemnity agreement will be in addition to any liability, which the Company or any Selling Shareholder may otherwise have, including but not limited to other liability under this Agreement.

Maxim Group LLC
[             ], 2006

Notwithstanding the foregoing: (i) except in the case of fraud or other willful misconduct, no Selling Shareholder shall be liable in indemnification under this Section 8(a) in an amount to exceed the net proceeds received by such Selling Shareholder from the sale, if any, of the Additional Shares, and (ii) the foregoing indemnity agreement, with respect to the Preliminary Prospectus only and not any Issuer-Represented Free Writing Prospectus or any other writing or instrument, shall not inure to the benefit of any Underwriter (including or any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, if a copy of the General Disclosure Package or the Prospectus (in each case, as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the General Disclosure Package or the Prospectus (in each case, as so amended or supplemented), as applicable, would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 5(d) hereof.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each Selling Shareholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriter Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in the last sentence of Section 1(b) hereof.

Maxim Group LLC
[             ], 2006

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

Maxim Group LLC
[             ], 2006

9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Shareholders and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and the Selling Shareholders and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Shareholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholder and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or each Selling Shareholder bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company, the Selling Shareholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, an applicable Selling Shareholder or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9: (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

Maxim Group LLC
[             ], 2006

10. Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Representative may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Representative do not arrange for the purchase of the Default Shares as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 10 and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five (5) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

Maxim Group LLC
[             ], 2006

11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and 2 hereof and the covenants and agreements contained in Sections 6(b), 6(d), 6(e), 8, 9, this Section 11 and Sections 13 through 22 inclusive hereof shall survive any termination of this Agreement, including termination pursuant to Section 10 or 12 hereof.

12. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the later of: (i) receipt by the Representative and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement.

(b) The Representative shall have the right to terminate this Agreement at any time prior to the consummation of the Closing or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the consummation of any closing to occur on an Additional Closing Date, as the case may be, if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on the New York Stock Exchange, The Nasdaq National Market or AMEX shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, The Nasdaq National Market or the AMEX or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

Maxim Group LLC
[             ], 2006

(c) Any notice of termination pursuant to this Section 12 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representative, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel) incurred by the Underwriters in connection herewith up to a maximum of $50,000 (less any advances previously paid).

13. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to the Representative or any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174, Fax No.: (212) 895-3783, Attention: Clifford A. Teller, Managing Director, in each case, with a copy to Underwriters’ Counsel at Ellenoff Grossman & Schole LLP, 370 Lexington Avenue, 19th Floor, New York, New York, 10017, Fax No.: (212) 370-1300, Attention: Douglas S. Ellenoff, Esq.; and

(b) if sent to the Company or a Selling Shareholder, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement or their last known fax numbers, in each case, with a copy to Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104, Fax No.: (212) 468-7900, Attention: James R. Tanenbaum, Esq.

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the Selling Shareholders and the controlling Persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs and legal representative, and it is not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

Maxim Group LLC
[             ], 2006

15. Governing Law. This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law, without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Underwriters, the Company and each Selling Shareholder: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Company and each Selling Shareholder has appointed Morrison & Foerster LLP as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any New York Court, by any Underwriter, the directors, officers, employees and agents of any Underwriter, or by any person who controls any Underwriter, and expressly accepts the exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. Each of the Company and the Selling Shareholders hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders. Notwithstanding the foregoing, the Company and the Selling Shareholders each hereby agrees to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in connection with any action brought by them arising out of or based upon this Agreement or the sale of the Shares. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) AND THE SELLING SHAREHOLDERS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

Maxim Group LLC
[             ], 2006

16. Currency. Each reference in this Agreement to U.S. Dollar or “$” (the “Relevant Currency”) is of the essence. To the fullest extent permitted by law, the obligations of each of the Company and the Selling Shareholders in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Relevant Currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the business day immediately following the day on which such party receives such payment. If the amount in the Relevant Currency that may be so purchased for any reason falls short of the amount originally due, the Company or the Selling Shareholder making such payment will pay such additional amounts, in the Relevant Currency, as may be necessary to compensate for the shortfall. Any obligation of any of the Company or the Selling Shareholders not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

17. Waiver Of Immunity. To the extent that any of the Company or the Selling Shareholders has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, each of the Company and the Selling Shareholders hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement

18. Entire Agreement. This Agreement, together with the schedule and exhibits attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein.

19. Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

Maxim Group LLC
[             ], 2006

21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

22. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

23. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

[Signature Pages Follow]

Maxim Group LLC
[             ], 2006

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

INCREDIMAIL LTD.

By:
Name:
Title

SELLING SHAREHOLDERS:

Ofer Adler
By: _________________, as Attorney-in-fact

Yaron Adler
By: _________________, as Attorney-in-fact

Gil Pry-Dvash
By: _________________, as Attorney-in-fact

[Signature Pages Continue]

Maxim Group LLC
[             ], 2006

Accepted by the Representative, acting for itself and as
Representative of the Underwriters named on Schedule A attached hereto, as of the date first written above:

MAXIM GROUP LLC

By: _______________________________________
       Name: Clifford A. Teller
       Title: Director of Investment Banking

[End of Signature Pages to Underwriting Agreement]

SCHEDULE A

Underwriters

Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised
Maxim Group LLC

SCHEDULE B

Selling Shareholders

Selling Shareholder	Ordinary Shares Subject to Over-Allotment Option
Ofer Adler
Yaron Adler
Gil Pry-Dvash

ANNEX I

Form of Lock-Up Agreement

Lock-Up Agreement

[Date]

MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174

Re:  IncrediMail Ltd. Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the public offering (the “Offering”) by IncrediMail Ltd., a company organized and existing under the laws of the State of Israel (the “Company”), of an aggregate of [             ] of its ordinary shares, par value NIS 0.01 per share (the “Ordinary Shares”). The Offering is governed by the certain Underwriting Agreement, dated as of [             ] (the “Underwriting Agreement”), by and between the Company and Maxim Group LLC (the “Representative”), as representative of the several underwriters named therein.

In order to induce the Representative to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, which consent shall not be unreasonably withheld, during the period from the date hereof until and through the twelve (12) month anniversary of the closing of the offering contemplated by the Underwriting Agreement (the “Lock-Up Period”), the undersigned: (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration [; provided, however, and notwithstanding the foregoing, beginning on the sixth month anniversary of the closing of the Offering and prior to the one year anniversary of the closing of the Offering, the undersigned shall be permitted to sell, encumber, grant any option for sale of or otherwise dispose of up to 20% of the Relevant Securities held by the undersigned per calendar month]1.

As used herein, the term “Relevant Security” means any Ordinary Shares or other security of the Company thereof that is convertible into, or exercisable or exchangeable for Ordinary Shares or equity securities of the Company or that holds the right to acquire any Ordinary Shares or equity securities of the Company or any other such Relevant Security.

1   Bracketed language to be added for each Lock-Up Party who is not a director, officer or employee of the Company or a Selling Shareholder in the Offering.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.

The undersigned hereby further agrees that, without the prior written consent of the Representative, which consent shall not be unreasonably withheld, during the Lock-Up Period the undersigned will not: (x) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

The undersigned hereby represents and warrants to the Representative and the Company that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

_____________________________

ANNEX II

Form of Opinion of Morrison & Foerster LLP

[DATE]

Maxim Group LLC
As Representative of the Several Underwriters
405 Lexington Avenue
New York, NY 10174

Re: IncrediMail Ltd. — [                        ] Ordinary Shares

Ladies and Gentlemen:

We have acted as U.S. securities counsel to IncrediMail Ltd., an Israeli company (the “Company”), in connection with the issuance and sale by the Company of [                        ] ordinary shares (the “Shares”), NIS 0.01 par value per share, pursuant to the terms of the Underwriting Agreement dated ________ __, 2006 (the “Underwriting Agreement”) between the Company and the several Underwriters named in Schedule A thereto, acting through Maxim Group LLC as their Representative. In addition, we have acted as U.S. securities counsel to the “Selling Shareholders” listed on Schedule B to the Underwriting Agreement in connection with the possible sale of the Additional Shares under the Underwriting Agreement. This opinion is furnished to you pursuant to Section 7(c) of the Underwriting Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Underwriting Agreement.

In connection with this opinion, we have examined such corporate records, documents, instruments, certificates of public officials and of the Company and such questions of law as we have deemed necessary for the purpose of rendering the opinions set forth herein. We have also examined the Registration Statement on Form F-1 (No. 333-129246) filed by the Company relating to the Shares and Amendments No. 1, 2, 3, 4 and 5 thereto as filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”), and evidence satisfactory to us that the Registration Statement, as so amended, became effective under the Act on ________ __, 2006. The Registration Statement, as amended when it became effective, is hereinafter referred to as the “Registration Statement,” and the Prospectus in the form filed with the Commission pursuant to its Rule 424(b) is hereinafter referred to as the “Prospectus.”

Maxim Group LLC
[DATE]
Page Two

In such examination, we have assumed the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies. In making our examination of documents executed by parties other than the Company or the Selling Shareholders, we have assumed that each other party has the power and authority, or capacity, to execute and deliver, and to perform and observe the provisions of, such documents, and the due authorization by each such party of all requisite action and the due execution and delivery of such documents by each such party, and that such documents constitute the legal, valid and binding obligations of each such party enforceable against such party in accordance with their terms.

With respect to the opinions expressed in paragraphs 6 (but only with respect to threatened actions, suits or proceedings), 9, 10, 11 and 12 below, we have relied solely with respect to certain factual matters upon a Certificate of the Company attached hereto as Exhibit A. We have made no independent investigation as to whether the matters addressed in such certificate are accurate or complete.

The opinions hereinafter expressed are subject to the following qualifications and exceptions:

(i)  The effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination.

(ii)  Limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the Underwriting Agreement, and the effect of judicial decisions which have held that certain provisions are unenforceable where their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where their breach is not material.

(iii)  The provisions of Section 8 of the Underwriting Agreement purporting to provide for indemnification under certain circumstances may be unenforceable as violative of public policy expressed in the Act, and accordingly, we are unable to render an opinion as to the enforceability of such provisions.

(iv)  Our opinion is based upon current statutes, rules, regulations, cases and official interpretive opinions, and it covers certain items that are not directly or definitively addressed by such authorities.

(v)  We have assumed that the Underwriting Agreement, Custody Agreements and Powers of Attorney have been duly authorized, executed and delivered by the Company and the Selling Shareholders, as applicable, under the laws of the State of Israel. We have also assumed that the appointment by each of the Company and the Selling Shareholders of Morrison & Foerster LLP as their designee, appointee and authorized agent for the purpose described in Section 15 of the Underwriting Agreement is legal, valid and binding under the laws of the State of Israel.

Maxim Group LLC
[DATE]
Page Three

(vi)  Except to the extent encompassed by an opinion set forth below with respect to the Company or the Selling Shareholders, we express no opinion as to the effect on the opinions expressed herein of (1) the compliance or non-compliance of any party to the Underwriting Agreement with any law, regulation or order applicable to it, or (2) the legal or regulatory status or the nature of the business of any such party.

(vii)  We express no opinion as to whether the provision of the Underwriting Agreement under which the Company or the Selling Shareholders submit to the jurisdiction of one or more federal courts located in the State of New York is subject to application of the doctrine of forum non conveniens or a similar statutory principal, or as to the subject matter jurisdiction of the United States District Court for the Southern District of New York.

When reference is made herein to our knowledge, it means the actual knowledge attributable to our representation of the Company of only those partners and associates who have given substantive attention to the Prospectus, the Underwriting Agreement, the preparation and negotiation thereof and the transactions contemplated thereby.

Based upon and subject to the foregoing, we are of the opinion that:

1.  The Underwriting Agreement constitutes the legal, valid and binding obligation of the Company and each Selling Shareholder.

2.  The Registration Statement has been declared effective under the Act, and we are not aware that any stop order suspending the effectiveness thereof has been issued or any proceedings for that purpose have been instituted or are pending or threatened under the Act.

3.  Any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b).

4.  The Registration Statement, as of the effective date thereof, complied as to form in all material respects with the requirements of the Act, including the requirements of Form F-1 (except as to the financial statements, supporting schedules, footnotes and other financial and statistical information included therein, as to which we express no opinion).

5.  The Ordinary Shares, including the Firm Shares and the Additional Shares, have been approved for quotation on the Nasdaq Capital Market, subject to official notice of issuance and evidence of satisfactory distribution.

6.  To our knowledge, there is no pending or threatened action, suit or proceeding by or before any U.S. federal or state court or governmental agency, authority or body having jurisdiction over the Company, its business or property, and specifically naming the Company, of a character required to be disclosed in the Prospectus that is not adequately disclosed in the Prospectus.

Maxim Group LLC
[DATE]
Page Four

7.  To our knowledge, there is no contract or other document of a character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

8.  The statements included in the Prospectus under the captions “Risk Factors - New laws and regulations applicable to e-commerce, Internet advertising, privacy and data collection, and uncertainties regarding the application or interpretation of existing laws and regulations, could harm our business,” “Business - Government Regulations” and “Shares Eligible for Future Sale,” insofar as and solely to the extent that such statements summarize United States federal laws, rules and regulations, and agreements, documents or proceedings discussed therein, fairly present and summarize, in all material respects, the information referred to therein.

9.  The statements included in the Prospectus under the captions “Risk Factors - U.S. investors in our company could suffer adverse tax consequences if we are characterized as a passive foreign investment company” and “U.S. Federal Income Tax Considerations” to the extent that such statements constitute matters of U.S. federal income tax law or legal conclusions with respect thereto, fairly presents and summarize, in all material respects, the information referred to therein.

10.  The Company is not and, immediately after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended.

11.  Except as otherwise set forth in the Prospectus, to our knowledge, no holders of securities of the Company have rights to the registration of Ordinary Shares or any other securities of the Company under the Registration Statement pursuant to any contract or other instrument except for such rights as may have been fully terminated, satisfied or waived prior to the effectiveness of the Registration Statement, copies of which terminations, satisfactions or waivers have been provided to us.

12.  To our knowledge, neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities that is required to be “integrated” pursuant to the Act with the offer and sale of the Shares pursuant to the Registration Statement.

13.  The Company has appointed Puglisi & Associates as the Company’s authorized representative in the United States in conformity with the Act and, to our knowledge, such appointment is in full force and effect.

Maxim Group LLC
[DATE]
Page Five

14.  The Custody Agreement and the Power of Attorney of each Selling Shareholder is legally binding upon each such Selling Shareholder.

15.  No authorization, approval or consent of, and no filing with or order of, any court or governmental authority or agency is required in connection with the purchase of the Shares by the Underwriters pursuant to the Underwriting Agreement, except such as have been obtained under the Act and such as may be required under the Exchange Act, under applicable state securities or blue sky laws and by the NASD Corporate Financing Department.

16.  Under the laws of the State of New York relating to personal jurisdiction: (a) the Company and the Selling Shareholders have, under the Underwriting Agreement, and the Company, under the Representative’s Purchase Option, validly submitted to the personal jurisdiction of any state or federal court located in the State of New York, County of New York in any action arising out of or relating to, respectively, the Underwriting Agreement and the Purchase Option and the transactions contemplated thereby and have validly and effectively waived any objection to the venue of a proceeding in any such court as provided in Section 15 of the Underwriting Agreement, (b) their appointment thereunder of Morrison & Foerster LLP as their authorized agent for service of process is valid, legal and binding and (c) service of process in the manner set forth in Section 15 of the Underwriting Agreement and Section 9.5 of the Purchase Option will be effective to confer valid personal jurisdiction of such court over the Company and Selling Shareholders.

In addition, we have participated in conferences with your representatives and with representatives of the Company and its accountants concerning the Registration Statement, the Prospectus and the General Disclosure Package and have considered the matters required to be stated therein and the statements contained therein, although we have not independently verified the accuracy, completeness or fairness of such statements. Based upon and subject to the foregoing, nothing has come to our attention that leads us to believe that (i) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) under the Act or as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) the General Disclosure Package as of its date or, as the case may be, dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and do not make any comment in this paragraph with respect to the financial statements and other financial information contained in the Registration Statement or Prospectus and with respect to the statistical data and other information contained in any industry report mentioned in the Prospectus). We do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, Prospectus and the General Disclosure Package except as set forth in paragraphs 8 and 9 hereof.

Maxim Group LLC
[DATE]
Page Six

We express no opinion as to matters governed by laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America, as in effect on the date hereof.

This letter is furnished by us to you as the Representative of the several Underwriters, and is solely for the benefit of the several Underwriters. Neither this letter nor any opinion expressed herein may be relied upon by, nor may copies be delivered or disclosed to, any other person or entity without our prior written consent.

Very truly yours,

ANNEX III

Form of Opinion of Erdinast, Ben Nathan & Co.

We are Israeli counsel to IncrediMail, Ltd., a company organized under the laws of the State of Israel (the “Company”), and have been retained by the Company to act on its behalf on matters relating to the issuance and sale by the Company of [ ] ordinary shares, NIS 0.01 par value per share, of the Company (the “Shares”) pursuant to the terms of an Underwriting Agreement, dated _____________, 2006 (the “Underwriting Agreement”) between the Company and the several Underwriters named in Schedule A thereto, acting through you as their Representative. In addition, we have acted as Israeli counsel to the Selling Shareholders listed on Schedule B to the Underwriting Agreement in connection with the possible sale of the Additional Shares under the Underwriting Agreement. In such capacities we are furnishing this opinion to you pursuant to Section 7(d) of the Underwriting Agreement. This opinion does not address any tax issues and any intellectual property issues which issues, are explicitly excluded from the scope of this opinion.

All capitalized terms used herein have the meanings defined for them in the Underwriting Agreement unless otherwise defined herein and reference to the Underwriting Agreement is made to said agreement in its entirety, including all schedules and exhibits thereto, and all references included therein.

We have examined (i) the Underwriting Agreement and all exhibits and schedules attached thereto, (ii) the Company’s incorporation documents and certain minutes and unanimous written consents provided to us by the Company’s officers, and (iii) the Registration Statement on Form F-1 (No. 333-129246) filed by the Company relating to the Shares and Amendments No. 1, 2, 3 [ ] thereto as filed with the Securities and Exchange Commission. The Registration Statement, as amended when it became effective, is hereinafter referred to as the “Registration Statement,” and the Prospectus in the form filed with the Commission pursuant to its Rule 424(b) is hereinafter referred to as the “Prospectus.”

In rendering an opinion on the matters hereinafter set forth, we have assumed the authenticity of all original documents submitted to us as certified, conformed or photographic copies thereof, the genuineness of all signatures and the due authenticity of all persons executing such documents. We have assumed the same to have been properly given and to be accurate, we have assumed the truth of all facts communicated to us by the Company or the Selling Shareholders, and we have also assumed that all minutes and protocols of meetings of the Company’s board of directors and shareholders meetings of the Company which have been provided to us are true, accurate and have been properly prepared in accordance with the Company’s incorporation documents and all applicable laws.

With respect to the opinions expressed in Paragraphs 5 (but only with respect to threatened actions, suits or proceedings), 7(b), 10(b), 10(d) and 12, insofar as such opinions relate to factual matters, we have relied solely upon the Certificate of the Company, attached hereto as Exhibit A. We have made no independent investigation as to whether the foregoing certificate is accurate or complete.

As used in this opinion, the expressions “to our knowledge”, “known to us”, “we are not aware” or similar language with reference to matters of fact means that our knowledge is based solely on inquiries of officers of the Company and review of the documentation provided to us by the Company but without any further independent factual investigation, and the actual knowledge of the lawyers currently of this firm who have worked on this transaction. In connection with this opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company and the Selling Shareholders or the rendering of the opinion set forth below.

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For purposes of this opinion, we are not members of the Bar of any jurisdiction other than the State of Israel and we do not opine with respect to the laws of any jurisdiction other than the State of Israel.

Our opinion below is further subject to the following qualifications and exceptions: (i) the effect of laws, judicial determination or governmental actions affecting creditors’ rights or the Company’s performance of its obligations under the Underwriting Agreement; (ii) limitations imposed by general principles of equity or law upon the availability of equitable remedies or the enforcement of provisions of any documents referred to herein and the effect of judicial decisions which have held that certain provisions are unenforceable where their enforcement would violate the implied covenant of good faith and fair dealing, would violate minority shareholders rights or would be commercially unreasonable; and (iii) our opinion expressed herein is based upon current statutes, rules, regulations, cases and official interpretive opinions which, in our experience, are normally applicable to the type of transaction provided for in the Underwriting Agreement and the Offering.

Based upon and subject to the foregoing, we are of the opinion that:

1.  The Company has been duly incorporated and is validly existing as a company under the laws of the State of Israel, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and to the best of our knowledge, no proceeding has been instituted by the Registrar of Companies in Israel for the striking off of the Company.

2.  The Company’s authorized share capital is as set forth in the Prospectus. The share capital of the Company conforms in all material respects to the descriptions thereof contained in the Prospectus. All of the issued and outstanding shares of capital of the Company (including, without limitation, all Additional Shares which may be sold by the Selling Shareholders pursuant to the Underwriting Agreement and all Relevant Securities and all Ordinary Shares issuable upon conversion, exercise or exchange of any Relevant Securities in accordance with the terms thereof), are, or will be when issued, as the case may be duly and validly authorized and issued and, to the best of our knowledge, not in violation of or subject to any preemptive or similar right granted by the Company that does or will entitle any foreign or domestic individual, corporation, trust, partnership, joint venture, limited liability company or other entity (each, a “Person”), upon the issuance or sale of any security, to acquire from the Company any Relevant Security, except for such rights as may have been fully terminated, satisfied or waived prior to the Closing Date.

3.  The Shares to be issued and sold by the Company as contemplated by the Underwriting Agreement have been duly and validly authorized. When issued, delivered and paid for in accordance with the Underwriting Agreement and as described in the Prospectus on the Closing Date all such Shares will be duly and validly issued and fully paid, will have been issued in compliance with the Companies Law, and assuming that the Shares were not offered in Israel to investors that are not qualified under Section 15A(b) of the Securities Law, 5729-1968 (the “Securities Law”), in excess of the number of non-qualified investors permitted under Section 15A(a)(1) thereof, under the Securities Law and the rules and regulations promulgated thereunder and, to the best of our knowledge, will not have been issued in violation of or subject to any preemptive or similar right granted by the Company that does or will entitle any Person to acquire any Relevant Security from the Company upon issuance or sale of Shares in the Offering, except for such rights as may have been fully terminated, satisfied or waived prior to the Closing Date.

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4.  All private offers and sales of Company securities made prior to the date hereof by the Company have been validly undertaken under the Companies Law, and assuming that the securities were not offered in Israel to investors that are not qualified under Section 15A(b) of the Securities Law, in excess of the number of non-qualified investors permitted under Section 15A(a)(1) thereof, under the Securities Law and the rules and regulations promulgated thereunder.

5.  To the best of our knowledge, there are no pending or threatened actions, suits or proceedings by or before any Israeli (i) court or governmental agency, (ii) authority or body or (iii) any arbitrator, involving the Company, which are not adequately disclosed in the Prospectus.

6.  The statements included in the Sections of the Prospectus captioned “Description of Share Capital,” “Management,” “Enforceability of Civil Liabilities,” and the following Sub-Sections of the “Business” Section of the Prospectus: “Government Regulation,” “Facilities and Equipment,” Litigation,” and “Corporate Information,”, insofar as such statements summarize legal matters as to Israeli law (excluding tax and intellectual property matters), provisions of the Company’s articles of association, or agreements, documents or proceedings discussed therein (insofar that all of such agreements, documents or proceedings are governed by the laws of the State of Israel), are accurate and fair summaries, in all material respects, of such legal matters, provisions of the Company’s articles of association, agreements, documents or proceedings.

7.  To the best of our knowledge, the Company is not in violation or default of: (a) any provision of its articles of association, as currently in effect or as proposed to be in effect as of the Closing Date or (b) any Israeli statute, law, rule or regulation applicable to the Company or any of its properties, as applicable, provided, however that for purposes of the opinion contained in this Paragraph 7(b) we make no opinion as to Israeli labor law.

8.  The Underwriting Agreement has been duly authorized, executed and delivered by the Company, and all corporate action required by the laws of the State of Israel and the articles of association of the Company (as currently in effect) to be taken by the Company for the due and proper authorization and issuance of the Firm Shares and the offering, sale and delivery of the Firm Shares has been validly and sufficiently taken. The filing of the Registration Statement and the Prospectus with the Commission has been duly authorized by and on behalf of the Company and the Registration Statement has been duly executed on behalf of the Company pursuant to such authorization in accordance with the laws of the State of Israel.

9.  Assuming that the securities are not offered in Israel to investors that are not qualified under Section 15A(b) of the Securities Law, in excess of the number of non-qualified investors permitted under Section 15A(a)(1), thereof, no consent, approval, authorization, filing with or order of any Israeli (i) court or (ii) governmental agency or body is required in connection with the transactions contemplated by the Underwriting Agreement, except for the approval of the Investment Center of the Israel Ministry of Industry and Trade, which has been obtained by the Company.

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10.  Neither the sale of the Shares to the Underwriters, the consummation of any other of the transactions contemplated by the Underwriting Agreement nor the fulfillment of the terms of the Underwriting Agreement, the Custody Agreement or the Power of Attorney by, as the case may be, the Company or the Selling Shareholders will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company, except for conflicts, violations or defaults which would not have a Material Adverse Effect, pursuant to: (a) the articles of association of the Company (as currently in effect or as proposed to be in effect as of the Closing Date), (b) to the best of our knowledge, the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject (an “Obligation”), provided that such Obligation is governed by Israeli law, or (c) any Israeli statute, law, rule or regulation applicable to transactions of this type (assuming that the securities are not offered in Israel to investors that are not qualified under Section 15A(b) of the Securities Law, in excess of the number of non-qualified investors permitted under Section 15A(a)(1), thereof), or (d) to the best of our knowledge, any judgment, order or decree applicable to the Company or any Selling Shareholder of any Israeli court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties.

11.  Each of the Underwriting Agreement, the Custody Agreement and the Power of Attorney has been duly authorized, executed and delivered by each Selling Shareholder, and all corporate or other legal action required by the laws of the State of Israel and, as the case may be, under the governing documents of the Selling Shareholders, to be taken by the Selling Shareholders for the due and proper sale of the Additional Shares has been validly and sufficiently taken.

12.  To the best of our knowledge and except as otherwise set forth in the Prospectus, no holders of securities of the Company have rights under any written agreement with the Company to the registration of Ordinary Shares or any other securities of the Company under the Registration Statement.

13.  It is not necessary that the Underwriting Agreement or any document required to be furnished thereunder be filed or recorded with any court or other governmental authority in the State of Israel in order to ensure the legality, validity or admissibility into evidence in the State of Israel of each of the Underwriting Agreement and any such other document.

14.  To the best of our knowledge, the Company has such authorizations of, and has made all filings with and notices to, all Israeli governmental or regulatory authorities and all Israeli courts and other Israeli tribunals, as are necessary to own, lease, license and operate its properties and to conduct its businesses as described in the Prospectus, except where the failure to have any such authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. To the best of our knowledge, each such authorization is valid and in full force and effect and the Company is in compliance with all the terms and conditions thereof and with the rules and regulations of the Israeli authorities and governing bodies having jurisdiction with respect thereto. To the best of our knowledge, no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such authorization.

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15.  The appointment by the Company and each Selling Shareholder of Morrison & Foerster LLP as the Company’s authorized agent for the purpose described in Section 15 of the Underwriting Agreement is legal, valid and binding under the laws of the State of Israel.

16.  The appointment by the Company of Puglisi & Associates as the Company’s authorized representative in the United States in connection with the execution and filing of the Registration Statement with the Securities and Exchange Commission is valid and binding under the laws of the State of Israel.

17.  Under the laws of the State of Israel, the submission by the Company and each Selling Shareholder under the Underwriting Agreement to the jurisdiction of any court sitting in New York and the designation of New York law to apply to this Agreement, is binding upon the Company and each such Selling Shareholder. If properly and timely brought to the attention of a court in accordance with the laws of Israel, and subject to the court’s inherent discretion, the absence of “special circumstances” and the application of the rule of “forum-non-convenience” (each as defined under Israeli law), the submission by the Company and each Selling Shareholder under the Underwriting Agreement to the jurisdiction of any court sitting in New York and the designation of New York law to apply to this Agreement would be enforceable in any judicial proceeding in Israel.

18.  Subject to the conditions and qualifications set forth in the Registration Statement and the Prospectus, a final, unappealable and conclusive judgment against the Company or any Selling Shareholder for a definitive sum of money entered by a court of competent jurisdiction in the United States could be enforced by an Israeli court.

This opinion shall be governed by the laws of the State of Israel, and exclusive jurisdiction with respect thereto under all and any circumstances, and under all and any proceedings shall be vested only and exclusively with the courts of Tel Aviv in the State of Israel. This opinion is rendered to you subject to, based and in reliance on your agreement to comply with the exclusive choice of law and jurisdiction contained herein and to refrain under all and any circumstances from initiating any proceedings or taking any legal action relating to this opinion outside the State of Israel.

The opinions expressed herein are rendered to you and may be relied upon only by you, and only in relation with the Underwriting Agreement. This opinion may not be used or relied upon by any other person or for any other purpose without our express prior written consent.

ANNEX IV

ISSUER-REPRESENTED FREE WRITING PROSPECTUSES

[to be completed]